FINANCIAL STATEMENTS

Financial Guaranty Insurance Company and Subsidiaries
March 31, 2006

              Financial Guaranty Insurance Company and Subsidiaries

                              Financial Statements


                                 March 31, 2006




                                    CONTENTS

Balance Sheets at March 31, 2006 (Unaudited) and December 31, 2005..........   1
Statements of Income for the Three Months Ended March 31, 2006
  and 2005 (Unaudited)......................................................   2
Statements of Cash Flows for the Three Months Ended March 31, 2006
  and 2005 (Unaudited)......................................................   3
Notes to Financial Statements (Unaudited)...................................   4


                                                                                                             10
              Financial Guaranty Insurance Company and Subsidiaries

                                 Balance Sheets

                (Dollars in thousands, except per share amounts)

                                                             MARCH 31      DECEMBER 31
                                                               2006            2005
                                                          --------------------------------
                                                            (Unaudited)
ASSETS
Fixed maturity securities, available for sale, at fair
  value (amortized cost of  $3,355,155 in 2006 and
  $3,277,291 in 2005)                                         $ 3,302,181   $3,258,738
Variable interest entity fixed maturity securities, held
  to maturity at amortized cost                                   750,000            -
Short-term investments                                            151,806      159,334
                                                         --------------------------------
Total investments                                               4,203,987    3,418,072

Cash and cash equivalents                                          70,719       45,077
Accrued investment income                                          46,465       42,576
Reinsurance recoverable on losses                                   2,341        3,271
Prepaid reinsurance premiums                                      112,546      110,636
Deferred policy acquisition costs                                  72,754       63,330
Receivable from related parties                                         -        9,539
Property and equipment, net of accumulated depreciation
  of $1,151 in 2006 and  $885 in 2005                               2,850        3,092
Prepaid expenses and other assets                                  17,637       10,354
Federal income taxes                                                    -        2,158
                                                          --------------------------------
Total assets                                                   $4,529,300   $3,708,105
                                                          ================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Unearned premiums                                           $1,226,597   $1,201,163
   Losses and loss adjustment expenses                             50,228       54,812
   Ceded reinsurance balances payable                               3,968        1,615
   Accounts payable and accrued expenses and other
     liabilities                                                   20,229       36,359
   Payable for securities purchased                                19,366            -
   Capital lease obligations                                        4,328        4,262
   Variable interest entity floating rate notes                   750,000            -
   Accrued investment income - variable interest entity             1,176            -
   Federal income taxes payable                                    16,585            -
   Deferred income taxes                                           29,350       42,463
                                                          --------------------------------
Total liabilities                                               2,121,826    1,340,674
                                                          --------------------------------

Stockholder's equity:
  Common stock, par value $1,500 per share; 10,000 shares
    authorized, issued and outstanding                             15,000       15,000
  Additional paid-in capital                                    1,896,460    1,894,983
  Accumulated other comprehensive loss, net of tax               (33,750)      (13,597)
  Retained earnings                                               529,763      471,045
                                                          --------------------------------
Total stockholder's equity                                      2,407,473   $2,367,431
                                                          --------------------------------
Total liabilities and stockholder's equity                     $4,529,300   $3,708,105
                                                          ================================

See accompanying notes to unaudited interim financial statements.


                                        -1-



              Financial Guaranty Insurance Company and Subsidiaries

                              Statements of Income
                                   (Unaudited)

                             (Dollars in thousands)


                                                     THREE MONTHS ENDED
                                                         MARCH 31,
                                                    2006           2005
                                                -----------------------------
Revenues:
  Gross premiums written                        $      89,281    $   84,404

  Ceded premiums written                              (6,423)        (1,795)
                                                -----------------------------
  Net premiums written                                 82,858        82,609
  Increase in net unearned premiums                   (23,394)      (29,976)
                                                -----------------------------
  Net premiums earned                                  59,464        52,633

  Net investment income                                32,319        27,440
  Net realized gains                                        -           118
   Net mark to market losses on credit
    derivative contracts                                 (228)            -
  Other income                                            536           426
                                                -----------------------------
Total revenues                                         92,091        80,617
                                                -----------------------------

Expenses:
  Losses and loss adjustment expenses                  (1,933)       (2,611)
  Underwriting expenses                                24,117        20,650
  Policy acquisition cost deferred                    (12,513)      (10,671)
  Amortization of deferred policy acquisition
  costs                                                 3,192         2,149
Other operating expenses                                1,655             -
                                                -----------------------------
Total expenses                                         14,518         9,517
                                                -----------------------------

Income before income taxes                             77,573        71,100
Income tax expense                                     18,862        17,794
                                                -----------------------------
Net income                                            $58,711    $   53,306
                                                =============================



See accompanying notes to unaudited interim financial statements.


                                        -2-


              Financial Guaranty Insurance Company and Subsidiaries

                            Statements of Cash Flows
                                   (Unaudited)

                             (Dollars in thousands)
                                                               THREE MONTHS ENDED
                                                                   MARCH 31,
                                                              2006           2005
                                                         -------------------------------
OPERATING ACTIVITIES
Net income                                                  $   58,711     $   53,306
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Amortization of deferred policy acquisition costs            3,192          2,149
    Policy acquisition costs deferred                          (12,513)       (10,671)
    Depreciation of property and equipment                         266            143
    Amortization of fixed maturity securities                    8,314          9,600
    Amortization of short-term investments                          28              -
    Net realized gains on investments                                -           (118)
    Amortization of stock compensation expense                   1,476              -
    Change in accrued investment income, prepaid
      expenses and other assets                                (11,251)        (6,716)
    Change in mark-to-market losses on credit
      derivative contracts                                         228              -
    Change in reinsurance receivable                               931            265
    Change in prepaid reinsurance premiums                      (1,910)         4,378
    Change in unearned premiums                                 25,434         25,593
    Change in losses and loss adjustment expenses               (4,584)        (3,183)
    Change in receivable from related parties                    9,539            802
    Change in ceded reinsurance balances payable and
      accounts payable and accrued expenses and other
      liabilities                                              (12,763)       (10,936)
    Change in current federal income taxes receivable            2,158              -
    Change in current federal income taxes payable              16,585         12,676
    Change in deferred federal income taxes                        110          4,907
                                                         -------------------------------
Net cash provided by operating activities                       83,951         82,195
                                                         -------------------------------

INVESTING ACTIVITIES
Sales and maturities of fixed maturity securities               34,741         68,181
Purchases of fixed maturity securities                        (120,095)      (166,715)
Purchases, sales and maturities of short-term
  investments, net                                               7,528             22
Receivable for securities sold                                                   (171)
Payable for securities purchased                                19,366          9,320
Purchases of fixed assets                                          (24)           (86)
                                                         -------------------------------
Net cash used in investing activities                          (58,484)       (89,449)
                                                         -------------------------------

FINANCING ACTIVITIES
Capital contribution                                                 -          8,049
                                                         -------------------------------
Net cash provided by financing activities                            -          8,049
                                                         -------------------------------

Effect of exchange rate changes on cash                            175              -
                                                         -------------------------------

Net increase (decrease) in cash and cash equivalents            25,642            795
Cash and cash equivalents at beginning of period                45,077         69,292
                                                         -------------------------------
Cash and cash equivalents at end of period                  $   70,719     $   70,087
                                                         ===============================

See accompanying notes to unaudited interim financial statements.


                                        -3-





              Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Financial Statements
                             (Unaudited) (continued)


                             (Dollars in thousands)

1. BUSINESS AND ORGANIZATION

Financial   Guaranty  Insurance  Company  (the  "Company")  is  a  wholly  owned subsidiary of FGIC Corporation  ("FGIC Corp.").  The Company provides  financial guaranty  insurance and other forms of credit enhancement for public finance and structured  finance  obligations.  The Company  began  insuring  public  finance obligations  in 1984 and structured  finance  obligations in 1988. The Company's financial strength is rated "Aaa" by Moody's Investors  Service,  Inc., "AAA" by
Standard & Poor's  Rating  Services,  a division of The  McGraw-Hill  Companies,
Inc.,  and "AAA" by Fitch  Ratings,  Inc.  The  Company is licensed to engage in writing financial guaranty insurance in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and, through a branch, the United Kingdom.  In addition,  a United Kingdom subsidiary of the Company is authorized to write  financial  guaranty  business in the United Kingdom and has passport rights to write business in other European Union member countries.


2. BASIS OF PRESENTATION

The consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany balances have been eliminated.

The accompanying unaudited interim consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP) for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for fair presentation have been included. Operating results for the three-month period ended March 31, 2006 are not necessarily indicative of results that may be expected for the year ending December 31, 2006. These unaudited interim consolidated financial statements should be read in conjunction with the audited consolidated financial statements for the year ended December 31, 2005, including accompanying notes.

Certain 2005 amounts have been reclassified to conform to the 2006 presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.




                                        -4-



              Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Financial Statements
                             (Unaudited) (continued)


                             (Dollars in thousands)




3. REVIEW OF FINANCIAL GUARANTY INDUSTRY ACCOUNTING PRACTICES

The Financial Accounting Standards Board ("FASB") staff is considering whether additional accounting guidance is necessary to address loss reserving and certain other practices in the financial guaranty industry. Statement of Financial Accounting Standards ("SFAS") No. 60, Accounting and Reporting by
Insurance Enterprises, was developed prior to the emergence of the financial guaranty industry. As it does not specifically address financial guaranty contracts, there has been diversity in the accounting for these contracts. In
2005, the FASB added a project to consider accounting by providers of financial guaranty insurance. The objective of the project is to develop an accounting model for financial guaranty contracts issued by insurance companies that are not accounted for as derivative contracts under SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. The goal of this project is to develop a single model for all industry participants to apply.

The FASB is expected to issue proposed and final pronouncements on this matter in 2006. When the FASB issues a final pronouncement, the Company, along with other companies in the financial guaranty industry, may be required to change certain aspects of accounting for loss reserves, premium income and deferred acquisition costs. It is not possible to predict the impact the FASB's review may have on the Company's accounting practices.

5. PREMIUM REFUNDINGS

When an obligation insured by the Company is refunded prior to the end of the expected policy coverage period, any remaining unearned premium is recognized. A refunding occurs when an insured obligation is called or legally defeased prior to the stated maturity. Premiums earned for the three months ended March 31, 2006 and 2005 include $7,311 and $15,539, respectively, related to the accelerated recognition of unearned premiums in connection with refundings.

6. LOSS AND LOSS ADJUSTMENT EXPENSE RESERVES

Loss reserves and loss adjustment expenses are regularly reviewed and updated based on claim payments and the results of ongoing surveillance. The Company's insured portfolio surveillance is designed to identify impaired obligations and thereby provide a materially complete recognition of losses for each accounting period. The reserves are necessarily based upon estimates and subjective judgments about the outcome of future events, and actual results will likely differ from these estimates. At March 31, 2006, the Company had case reserves of $30,278, credit watchlist reserves of $18,603 and an unallocated loss adjustment expense reserve of $1,347.



                                        -5-


              Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Financial Statements
                             (Unaudited) (continued)


                             (Dollars in thousands)




6. LOSS AND LOSS ADJUSTMENT EXPENSE RESERVES (CONTINUED)

At December 31, 2005, the Company had case reserves of $31,981, credit watchlist reserves of $21,484 and a loss adjustment expense reserve of $1,347.

Case reserves and credit  watchlist  reserves at March 31, 2006 included  $6,855 and $12,672,  respectively,  of estimated losses related to obligations impacted by Hurricane  Katrina.  Case reserves and credit watchlist  reserves at December
31, 2005 included $8,511 and $13,322,  respectively, of estimated losses related to obligations impacted by Hurricane Katrina.  Given the unprecedented nature of the events and magnitude of damage in the affected areas, the loss reserves were necessarily  based upon estimates and subjective  judgments about the outcome of future events,  including without limitation the amount and timing of any future federal and state aid. The loss  reserves  will likely be adjusted as additional information  becomes available,  and such adjustments may have a material impact on future results of operations.  However,  the Company believes that the losses ultimately  incurred  as result of  Hurricane  Katrina  will not have a material impact on the Company's consolidated financial position.

7. INCOME TAXES

The Company's effective federal corporate tax rates of 24.3% and 25.0% for the three months ended March 31, 2006 and 2005, respectively, were less than the statutory corporate tax rate (35%) on income due to permanent differences between financial and taxable income, principally tax-exempt interest.

8. REINSURANCE

Net premiums earned are shown net of ceded premiums earned of $4,868 and $6,200 for the three months ended March 31, 2006 and 2005, respectively.

9. VARIABLE INTEREST ENTITIES

Financial  Interpretation  No. 46,  Consolidation of Variable  Interest Entities
("FIN 46-R"), provides accounting and disclosure rules for determining whether certain entities should be consolidated in the Company's consolidated financial statements. An entity is subject to FIN 46-R, and is called a variable interest entity ("VIE"), if it has (i) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support or
(ii) equity investors that cannot make significant decisions about the entity's operations or that do not absorb the majority of expected losses or receive the majority of expected residual returns of the entity. A VIE is consolidated by its


                                        -6-

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              Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Financial Statements
                             (Unaudited) (continued)


                             (Dollars in thousands)




9. VARIABLE INTEREST ENTITIES (CONTINUED)

primary beneficiary, which is the party that has a majority of the VIE's expected losses or a majority of its expected residual returns, or both.
Additionally, FIN 46-R requires disclosures for companies that have either a primary or significant variable interest in a VIE. All other entities not considered VIEs are evaluated for consolidation under SFAS No. 94, Consolidation of all Majority-Owned Subsidiaries.

As part of its structured finance business, the Company insures debt obligations or certificates issued by special purpose entities.  During the first quarter of
2006,  the  Company  consolidated  a third  party VIE as a result  of  financial
guarantees   provided  by  the  Company  on  one  transaction   related  to  the
securitization  of life insurance  reserves.  This third party VIE had assets of
$750,000 and an equal amount of liabilities  at March 31, 2006,  which are shown under "Assets - Variable  interest  entity fixed  maturity  securities,  held to maturity at amortized cost" and "Liabilities - Variable interest entity floating rate notes," respectively,  on the Company's consolidated balance sheet at March
31, 2006. In addition,  accrued investment income includes $1,176 related to the variable interest entity fixed income maturity  securities and the corresponding liability is shown under "Accrued investment  expense-variable  interest entity"
on the  Company's  consolidated  balance  sheet at March 31, 2006.  Although the third  party VIE is  included  in the  consolidated  financial  statements,  its creditors do not have recourse to the general  assets of the Company  outside of the financial guaranty policy provided to the VIE. The Company has evaluated its other  structured  finance  transactions  and does not  believe any of the third
party  entities  involved  in  these  transactions  requires   consolidation  or
disclosure under FIN 46-R.

FGIC has arranged the issuance of contingent preferred trust securities by a group of special purpose trusts. Each Trust is solely responsible for its obligations, and has been established for the purpose of entering into a put agreement with FGIC that obligates the Trusts, at FGIC's discretion, to purchase
Perpetual Preferred Stock of FGIC. The purpose of this arrangement is to provide capital support to FGIC by allowing it to obtain immediate access to new capital at its sole discretion at any time through the exercise of the put options.
These trusts are considered VIEs under FIN 46-R. However, the Company is not considered a primary beneficiary and therefore is not required to consolidate the trusts.

9. DERIVATIVE INSTRUMENTS

The Company provides credit default swaps ("CDSs") to certain buyers of credit protection by entering into contracts that reference collateralized debt obligations from cash and synthetic structures backed by pools of corporate, consumer or structured finance debt. It also offers credit protection on public finance and structured finance obligations in CDS form. The Company considers these agreements to be a normal extension of its financial guaranty insurance business,


                                        -7-


              Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Financial Statements
                             (Unaudited) (continued)


                             (Dollars in thousands)




9. DERIVATIVE INSTRUMENTS (CONTINUED)

although  they  are  considered  derivatives  for  accounting  purposes.   These
agreements  are  recorded at fair  value.  The  Company  believes  that the most meaningful  presentation of the financial  statement impact of these derivatives is to reflect  premiums as installments  are received,  and to record losses and loss  adjustment  expenses  and changes in fair value as  incurred.  The Company recorded  $4,235  of net  earned  premium,  $0 in  losses  and  loss  adjustment expenses,  and net mark-to-market  losses of $228 in changes in fair value under these  agreements for the three months ended March 31, 2006. The gains or losses recognized  by  recording  these  contracts  at fair value are  determined  each quarter based on quoted market prices, if available. If quoted market prices are not available,  the determination of fair value is based on internally developed estimates.  The  inception-to-date  mark-to-market  gain and  (loss)  on the CDS portfolio  were  $890 and  $(1,831)  at March  31,  2006 and $545 and  ($712) at
December  31,  2005,   recorded  in  other  assets  and  in  other  liabilities,
respectively.  The Company did not enter into any CDS contracts during the three months ended March 31, 2005.

10. STOCK COMPENSATION PLAN

Employees of the Company participate in a stock incentive plan that provides for stock-based compensation, including stock options, restricted stock awards and restricted stock units of FGIC Corp. Stock options are granted for a fixed number of shares with an exercise price equal to or greater than the fair value of the shares at the date of the grant. Restricted stock awards and restricted stock units are valued at the fair value of the stock on the grant date, with no cost to the grantee. Prior to January 1, 2006, FGIC Corp. and the Company accounted for those plans under the recognition and measurement provisions of APB Opinion No. 25, Accounting for Stock Issued to Employees, and related
Interpretations,  as  permitted  by SFAS No.  123,  Accounting  for  Stock-Based
Compensation. No stock-based employee compensation cost related to stock options was allocated to the Company by FGIC Corp. for the three-month period ended
March 31, 2005, as all options granted through that date had an exercise price equal to the market value of the underlying common stock on the date of grant.
For grants of restricted stock and restricted stock units to employees of the Company, unearned compensation, equivalent to the fair value of the shares at the date of grant, is allocated to the Company.

Effective January 1, 2006, the FGIC Corp. and the Company adopted the fair value recognition  provisions  of SFAS No.  123(R),  Share-Based  Payment,  using  the
modified-prospective-transition    method.   Under   that   transition   method,
compensation  cost  allocated  to the Company for the  three-month  period ended
March 31, 2006 included  compensation cost for all share-based  payments granted prior to,  but not yet vested as of,  January  1, 2006,  based on the grant date fair value  estimated  in  accordance  with SFAS No.  123(R).  Results for prior periods have not been


                                        -8-




              Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Financial Statements
                             (Unaudited) (continued)


                             (Dollars in thousands)




10. STOCK COMPENSATION PLAN (CONTINUED)

restated. As a result of adopting SFAS No. 123(R) effective January 1, 2006, the Company's income before income taxes and net income for the three-month period ended March 31, 2006 were reduced by $1,308 and $850, respectively, than if it had continued to account for share-based compensation under Opinion 25.

The following table illustrates the effect on net income of the Company if the Company had applied the fair value recognition provisions of SFAS No. 123 to options granted under the Company's plan for all periods presented. For purposes of this pro forma disclosure, the value of the options is estimated using a Black-Scholes-Merton option pricing formula and amortized to expense over the options' vesting periods.


                                                                MARCH 31, 2005

Net Income, as reported                                                $53,306

   Add: Stock-based  director  compensation expense included in
   reported net income, net of related tax effects                          20

   Deduct:  Total  stock-based  employee  compensation  expense determined  under fair  value-based  method for all  awards,
   net of related tax effects                                             (443)
                                                                ----------------
 Pro Forma Net Income                                                   $52,883
                                                                ================


12. COMPREHENSIVE INCOME

Accumulated other  comprehensive  loss of the Company consists of net unrealized
gains  (losses)  on  investment   securities,   foreign   currency   translation
adjustments and a cash flow hedge. The components of total comprehensive  income for the three-month period ended March 31, 2006 and 2005 were as follows:

                                       THREE MONTHS ENDED
                                           MARCH 31,
                                       2006           2005
                                  --------------- -------------
Net Income                           $ 58,711       $ 53,306
Other comprehensive loss              (20,153)       (32,222)
                                  --------------- -------------
Total comprehensive income           $ 38,558     $   21,804
                                  =============== =============


                                        -9-


              Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Financial Statements
                             (Unaudited) (continued)


                             (Dollars in thousands)





12. COMPREHENSIVE INCOME (CONTINUED)

The  components of other  comprehensive  loss for the  three-month  period ended
March 31, 2006 and 2005 were as follows:

                                                  THREE MONTHS ENDED MARCH 31, 2006
                                              -------------------------------------------
                                                 BEFORE                       NET OF
                                                   TAX                          TAX
                                                 AMOUNT          TAX          AMOUNT
                                              -------------- ------------- --------------

Unrealized holding losses arising during
  the period                                  $     (31,497) $    11,022     $ (20,475)

Foreign currency translation adjustment                 494         (172)          322
                                              -------------- ------------- --------------

Total other comprehensive loss                $     (31,003) $    10,850     $ (20,153)
                                              ============== ============= ==============

                                                   THREE MONTHS ENDED MARCH 31, 2005
                                              --------------------------------------------
                                                 BEFORE                        NET OF
                                                   TAX                          TAX
                                                 AMOUNT          TAX           AMOUNT
                                              -------------- ------------- ---------------

Unrealized holding losses arising during
  the period                                   $    (48,536) $     16,988     $  (31,548)
Less reclassification adjustment for gains
  realized
  in net income                                        (118)           41            (77)
                                              -------------- ------------- ---------------
Unrealized losses on investments                    (48,654)       17,029        (31,625)
Foreign currency translation adjustment                (918)          321           (597)
                                              -------------- ------------- ---------------
Total other comprehensive loss                 $    (49,572) $     17,350     $  (32,222)
                                              ============== ============= ===============


                                        -10-
